EXHIBIT 10-A
------------


                   THIRD AMENDMENT TO LEASE


          THIS THIRD AMENDMENT TO LEASE(this "AMENDMENT") is made as of October 1, 1996, by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("LANDLORD"), and WRIGHT-CARLYLE PARTNERS, a California general partnership ("TENANT"), comprised of Carlyle Real Estate Limited Partnership-IX, an Illinois limited partnership ("CARLYLE"), and Medical Office Buildings, Ltd., a Washington limited partnership ("MOB").


                           RECITALS


A. Landlord's predecessor-in-interest, Howard S. Wright Development Co., a Washington corporation, and Tenant's predecessor-in-interest, MOB, entered into that certain Lease, dated as of February 1, 1977, with respect to certain real property located in the County of Los Angeles, California and more particularly described in Exhibit A thereto (the "PROPERTY"), as amended by that certain First Amendment to Lease, dated as of July 16, 1979, by and between Landlord and MOB, as further amended by that certain Second Amendment of Lease, dated as of December 19, 1985, by and between Landlord and Tenant (as so amended, the "LEASE"). All initially capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Lease.

B. Landlord has agreed to grant Tenant an option to purchase the Property upon the terms and conditions set forth in that certain Option to Purchase, dated as of even date herewith, by and between Landlord and Tenant (the "PURCHASE OPTION").

C. Landlord has agreed to grant Tenant the right to assign (the "ASSIGNMENT RIGHT") all of Tenant's rights and interest under the Lease, including, without limitation, all improvements constructed on the Property (collectively, the "LEASEHOLD ESTATE") to such entity as Landlord may hereafter designate ("ASSIGNEE"), in exchange for which Tenant shall receive from Landlord, as its sole consideration for such assignment, a covenant not to sue Tenant with respect to its obligations under the Lease and the Loan (as defined below), provided certain terms and conditions are satisfied.

D. The interests of Tenant in the Leasehold Estate are encumbered by that certain Deed of Trust, dated as of January 15, 1991, and recorded in the Official Records of Los Angeles County (the "OFFICIAL RECORDS") on January 15, 1991, as Instrument No. 91-63945, as amended by that certain First Amendment to Deed of Trust, dated as of January 24, 1996, and recorded in the Official Records on January 25, 1996, as Instrument No. 96-146121, as further amended by that certain Second Amendment to Deed of Trust, dated as of even date herewith (as so amended, the "DEED OF TRUST"), which secures repayment of that certain loan ("LOAN") evidenced by that certain Note Secured by Deed of Trust, dated as of January 15, 1991, made by Tenant in favor of Prudential, in the original principal amount of Eighty-Six Million Dollars ($86,000,000), as amended by that certain First Amendment to Loan Documents (the "FIRST AMENDMENT"), dated as of January 24, 1996, as further amended by that certain Second Amendment to Loan Documents (the "SECOND AMENDMENT"), dated as of even date herewith (as so amended, the "NOTE"). The Loan is also secured by, among other things, (i) that certain Assignment of Lessor's Interest in Leases, dated as of January 15, 1991, by Tenant in favor of Landlord, recorded in the Official Records on January 15, 1991, as Instrument No. 91-63946, as amended by the First Amendment and Second Amendment (as so amended, the "ASSIGNMENT OF LEASES"),
(ii) that certain Lock Box Disbursement Agreement, dated as of even date herewith, by and between Tenant and Landlord (the "LOCK BOX AGREEMENT"), and (iii) that certain Pledge and Security Agreement, dated as of even date herewith, by and between Tenant and Landlord (the "PLEDGE AGREEMENT"). The Deed of Trust, Assignment of Leases, Lock Box Agreement, Pledge Agreement and the Note, as well as the other documents evidencing or securing the Loan, as amended to date, are collectively referred to as the "LOAN DOCUMENTS".

E. In connection with the concurrent modification of the Loan Documents, and the granting of the Purchase Option, Landlord and Tenant desire to amend the Lease to incorporate the Assignment Right, to increase the Fixed Rent under the Lease, and to make certain other modifications.


                           AGREEMENT


          NOW, THEREFORE, in consideration of the Purchase Option, the Assignment Right and the other foregoing recitals and other good and valuable consideration, Landlord and Tenant hereby agree to amend the Lease as follows:

     A.   RENT INCREASE

          1. FIXED RENT. Effective October 1, 1996, Paragraph 3.2 of the Lease is amended and restated as follows:

          "3.2 FIXED RENT. During the Fixed Term, Tenant shall pay to Landlord as minimum rent ("Fixed Rent") the sum of One Million Two Hundred Forty-Three Thousand One Hundred Twenty-Five Dollars ($1,243,125) per annum, payable as follows: (a) monthly installments of Thirty-Four Thousand Five Hundred Thirty-One and 25/00 Dollars ($34,531.25) per month during the period from October 1, 1996 through September 30, 1997, (b) a one-time lump sum payment of Nine Hundred Thirty-Two Thousand Three Hundred Forty-Three and 75/00 Dollars ($932,343.75) due on October 1, 1997, and (c) monthly installments of One Hundred Three Thousand Five Hundred Ninety-Three and 75/00 Dollars ($103,593.75) during the period from November 1, 1997 through the remainder of the Fixed Term."

          2. DEFINITION. For the purposes of this Amendment, the amount by which the Fixed Rent exceeds Four Hundred Fourteen Thousand Three Hundred Seventy-Five Dollars ($414,375) per annum shall be referred to as the "Ground Rent Increase."

          3.   EXTENDED TERM RENT.  The first sentence of Paragraph
3.4(a) of the Lease is amended and restated as follows:
     "During the Extended Term, Tenant shall pay to Landlord, as Fixed Rent, an annual amount equal to nine and three-quarters percent of the fair market value of the Land (determined as provided in this Section 3.4) as of a date which is nine months prior to the commencement of such Extended Term, but in no event shall the Fixed Rent during any Extended Term be less than One Million Two Hundred Forty-Three Thousand One Hundred Twenty-Five Dollars ($1,243,125) per annum."

     B.   ASSIGNMENT OPTION.

          1. OPTION. Tenant shall have the one-time right to assign all of its rights and interests under the Lease, including, without limitation, all of its rights and interests in the improvements constructed at the Property, to Assignee in exchange for receiving from Landlord the Covenant Not to Sue (as defined in Paragraph 2.g below) (the "ASSIGNMENT OPTION"), on the following terms and conditions:

               a. EXERCISE OF OPTION. In order to effectively exercise the Assignment Option, Tenant must (i) give Landlord written notice of Tenant's exercise of the Assignment Option, and (ii) execute and deliver two original executed counterparts of each of the following documents: (1) an Assignment of Lessee's Interest in Lease in favor of Assignee in the form of EXHIBIT A attached hereto, (2) an Assignment of Leases in favor of Assignee in the form of EXHIBIT B attached hereto, (3) an Assignment of Contracts in favor of Assignee in the form of EXHIBIT C attached hereto, (4) a Bill of Sale in favor of Assignee in the form of EXHIBIT D attached hereto, (5) evidence of Tenant's authority to execute the documents described in this Paragraph B.1.a, and (6) such other ministerial documents (provided such documents do not create any additional cost or liability, beyond that contained in this Agreement, to Tenant in excess of Five Hundred Dollars ($500) in the aggregate) the Title Company (as defined below) may reasonably require to effectuate the Assignment Transaction (as defined below) or to issue the Title Policy (as defined below) to Ticor Title Insurance Company, 700 South Flower Street, Suite 900, Los Angeles, California 90017, Attention: Clark McKinnon (the "TITLE COMPANY"). The documents referenced in items (1) through (6) above are referred to collectively as the "ASSIGNMENT DOCUMENTS").

               b. TITLE REPORT. Tenant shall cause the Title Company to deliver to Landlord and Assignee a title report with respect to the Leasehold Estate, dated no earlier than September 1, 1997.

               c. OPTION PERIOD. The Assignment Option may only be exercised during the month of September 1997 and shall be deemed terminated and of no further force or effect as of October 1, 1997.

               d.   PARTIES ENTITLED TO EXERCISE OPTION.  The
Assignment Option may be exercised by either Carlyle or MOB on behalf of Tenant and, regardless of whether Carlyle or MOB or both exercise the Assignment Option, such exercise of the Assignment Option shall bind both Carlyle and MOB, in their capacities as constituent general partners of Tenant.

               e. WAIVER OF RIGHT OF FIRST REFUSAL. The exercise by either Carlyle or MOB of the Assignment Option shall constitute a waiver by both Carlyle and MOB, regardless of whether Carlyle, MOB or both exercise the Assignment Option, of any right of first refusal either Carlyle or MOB may have with respect to the Leasehold Estate or any part thereof.

          2. CLOSING CONDITIONS. The closing (the "CLOSING") of the transaction contemplated by the Assignment Documents (the "ASSIGNMENT TRANSACTION") shall take place on the date provided for in Paragraph B.3, below, provided that the following conditions have been satisfied:

               a. FORM OF ASSIGNMENT DOCUMENTS. The form of the Assignment Documents to be delivered to the Title Company pursuant to Paragraph B.1.a, above, shall be conformed to the reasonable requirements of the Title Company; provided that, in any event, the Assignment Documents shall be without warranty, other than those warranties implied in a California grant deed.

               b. TITLE POLICY. The Title Company shall be prepared to issue to Assignee an ALTA Form 1970 B title policy (the "TITLE POLICY") insuring Assignee's title to the Leasehold Estate (or if Assignee is Landlord, insuring Assignee's title to the fee interest in the Property, as merged with the Leasehold Estate), together with such endorsements as Assignee may reasonably require, containing no exceptions to the title to the Leasehold Estate other than the exceptions identified on EXHIBIT E attached hereto and the Approved Leases (as defined below), as the same may have been amended in accordance with Paragraph B.2.d below (collectively, the "PERMITTED EXCEPTIONS"); provided, however, that issuance of an ALTA title policy (as opposed to CLTA title policy) shall not be a condition to Closing to the extent the Title Company is not willing to issue an ALTA title policy without the execution of documents by Tenant that Tenant is not otherwise required to deliver under this Agreement; provided, further, however, that Tenant shall be obligated to remove any exceptions that are not Permitted Exceptions and that were recorded or caused to be recorded by Tenant, but shall not be required to remove any other exceptions.

               c. LEASES. The Leasehold Estate shall be encumbered by no leases other than the following (the "APPROVED LEASES"):

                    (1) those leases identified on EXHIBIT F attached hereto;

                    (2) any lease entered into after the date hereof that has been approved by Landlord in writing prior to Tenant's execution of such lease; and

                    (3) any lease entered into after the date hereof that Tenant is permitted to enter into without Landlord's consent, pursuant to the terms of the Assignment of Leases, as modified by the Annual Effective Net Rent Agreement in the form of EXHIBIT G attached hereto, to be executed by the parties concurrently herewith, provided that a copy of each of such leases shall have been delivered to Landlord prior to Tenant's execution of such lease.

               d. NO MODIFICATION OF LEASES. The Approved Leases shall have not been modified, amended or terminated except to the extent such modifications, amendments, or terminations are delivered to Landlord prior to Tenant's execution thereof and are either (1) approved in writing by Landlord prior to the effectiveness of such modification, amendment or termination, or (2) permitted, without the consent of Landlord, under the terms of the Assignment of Leases.

               e. APPROVAL OF TITLE. Assignee and Landlord shall have determined, in their reasonable judgment, that the Assignment Documents, as executed by Tenant, are sufficient to convey title to the Leasehold Estate free and clear of all liens and encumbrances other than the Permitted Exceptions; provided, however, that Tenant shall be obligated to remove only those exceptions that are not Permitted Exceptions and that were recorded or caused to be recorded by Tenant.

               f. LANDLORD'S DELIVERIES. Landlord shall have delivered to the Title Company two (2) original executed counterparts of each of the Assignment Documents executed by Landlord and Assignee, as applicable.

               g. COVENANT NOT TO SUE. Landlord and Tenant shall have delivered two (2) fully executed counterparts of the Liability Agreement in the form of EXHIBIT H attached hereto (the "COVENANT NOT TO SUE").

               h. NO DEFAULT UNDER LOAN DOCUMENTS. Tenant shall not be in default under any of the Loan Documents.

          3. CLOSING. The Closing shall take place on such date as may be mutually agreed to by the parties, but in no event shall take place earlier than September 1, 1997, or later than September 30, 1997, and shall be effective upon the recordation of the Grant Deed and the Assignment of Leases and the issuance of the Title Policy.

          4. FAILURE OF CONDITIONS. In the event any of the Closing Conditions are not satisfied on or before September 30, 1997, as a result of any breach by Tenant, Carlyle or MOB, the exercise of the Assignment Option shall be deemed revoked and the Assignment Option shall be of no further force or effect.

          5. CONSIDERATION. Neither party shall receive monetary consideration in connection with the Assignment Transaction. Without limiting the foregoing, there shall be no prorations in connection with the Assignment Transaction, provided that Tenant has provided the Quarterly Statements (as such term is defined in the Lock Box Agreement) as required under the Lock Box Agreement. Tenant hereby agrees that the Covenant Not to Sue constitutes adequate consideration for Tenant's assignment of its rights and interests in the Leasehold Estate.

          6. ASSUMPTION. The transfer of the Leasehold Estate to Assignee shall in no way constitute an assumption by Assignee of Tenant's obligations under the Lease or any of the Loan Documents.

          7. PROJECT ACCOUNT. In connection with the Assignment Transaction, Tenant shall transfer all sums in the Project Account (as defined in the Lock Box Agreement) to Landlord.

     C.   LIMITATIONS ON LIABILITY.

          1. CARLYLE. Landlord hereby confirms that Carlyle, its present and future constituent partners, their respective successors and assigns, and any persons or entities having a direct or indirect interest in Carlyle shall not have any personal liability of any kind or nature under or in connection with the Lease, including, without limitation, any liability for payment of rent under the Lease. The foregoing shall not affect or in any way limit the liability of Tenant or MOB under the Lease, regardless of whether Tenant or MOB have any direct or indirect interest in Carlyle.

          2. TENANT. Neither Tenant nor any person or entity having a direct or indirect interest in Tenant will have any personal liability for the Ground Rent Increase. The limitation on liability set forth in this Paragraph C.2 shall be deemed void ab initio and of no force and effect:

               a. If Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or shall fail timely to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its properties; or

               b. If within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed or if, within sixty (60) days after the appointment without the consent or acquiescence of Tenant of any trustee, receiver or liquidator of Tenant or of any material part of its properties, such appointment shall not have been vacated.

     D.   GENERAL PROVISIONS.

          1. CONTINUING EFFECTIVENESS. The Lease, except as amended hereby, remains unamended, and, as amended hereby, remains in full force and effect.

          2. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall constitute an original, and all of which, together, shall constitute one document.

          3. INTERPRETATION. The parties acknowledge that each party and its counsel have reviewed and revised this Amendment and that the normal rule of construction that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Amendment or exhibit hereto.

          4. RECORDATION. This Amendment shall not be recorded and shall not be a lien against the Land or Project.

          5. DESCRIPTIONS; HEADINGS; CONSTRUCTION. The headings in this Amendment are intended as references only and shall not in any way limit, amplify or be used in interpreting the terms of this Amendment. The masculine, feminine or neuter gender in the singular or plural shall be deemed to include the other wherever the context of this Amendment so requires. This Amendment shall not be construed against any party hereto as the drafters of this Amendment.

          6.   GOVERNING LAWS.  THIS AMENDMENT SHALL BE DEEMED TO BE
MADE UNDER THE LAWS OF THE STATE OF CALIFORNIA AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS THEREOF.

          7. ATTORNEYS' FEES. If any party to this Agreement shall bring any action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees and costs incurred in bringing or defending such action or proceeding and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorneys' fees and costs, separate from the judgment, incurred in enforcing such judgment.

The prevailing party shall be determined by the trier of fact based upon an assessment of which party's major arguments or positions taken in the proceedings could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues. For the purposes of this section, attorneys' fees shall include, without limitation, fees incurred in the following: (1) post-judgment motions; (2) contempt proceedings; (3) garnishment, levy, and debtor and third party examinations; (4) discovery; and (5) bankruptcy litigation. This section is intended to be expressly severable from the other provisions of this Agreement, is intended to survive any judgment and is not to be deemed merged into the judgment.

          8. SEVERABILITY. If any of the provisions of this Amendment shall be held by any court of competent jurisdiction to be unlawful, void or unenforceable for any reason as to any person or circumstance, such provision or provisions shall be deemed severable from and shall in no way affect the enforceability and validity of the remaining provisions of this Agreement.

          9. LANDLORD'S ATTORNEY'S FEES AND EXPENSES. Tenant shall pay all of Landlord's fees, charges and expenses incurred in connection with the negotiation and preparation of this Amendment; provided, however, that (i) Landlord shall pay all of the closing costs payable in connection with the Assignment Transaction, including the fees, charges and expenses incurred by Landlord in connection with the consummation of the Assignment Transaction, including without limitation title insurance costs, recording fees, attorneys' fees, and documentation costs, and (ii) Tenant shall pay all the fees, charges and expenses incurred by Tenant in connection with the Assignment Transaction if the Closing does not occur for any reason other than a default by Landlord which prevents the Closing.

          10. FORECLOSURE. The parties hereby agree that, notwithstanding any agreements between the parties to the contrary, at any time after the consummation of the Assignment Transaction, the Assignee may permit Landlord to foreclose on its interests in the Leasehold Estate pursuant to the Deed of Trust.

          11. FURTHER ASSURANCES. Each of the parties hereby agrees that they will, at any time and from time to time upon written request by the other party therefor, at each party's sole expense (unless the requested action imposes a cost beyond that contemplated in this Agreement, in which case the requesting party shall bear the expenses) and without the assumption of any additional liability thereby, execute and deliver to the requesting party, its successors and assigns, any new or confirmatory instruments and take such further acts as the requesting party may reasonably request to fully evidence the Assignment Transaction and to enable the requesting party, its successors and assigns to fully realize and enjoy the rights and interests to be assigned in connection with the Assignment Transaction. The provisions of this Paragraph C.11 shall survive the Closing.

          12. TIME. Time is of the essence in the performance of the parties' respective obligations hereunder.

          IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the date first above written.

                         LANDLORD:

                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
a New Jersey corporation


                         By:  ___________________________________
                              Richard Pulido
                              Vice President


                         TENANT:

                         WRIGHT-CARLYLE PARTNERS, a California general
partnership

                         By:  Carlyle Real Estate Limited
Partnership-IX, an Illinois limited partnership
                              General Partner

                              By:  JMB Realty Corporation, a
Delaware corporation
                                   Its General Partner


                                   By:  _________________________
                                        Julie A. Strocchia
                                        Vice President

                         By:  Medical Office Buildings, Ltd., a
Washington limited partnership
                              General Partner

                              By:  Wright Runstad Associates Limited
Partnership, a Washington limited partnership
                                   Its General Partner

                                   By:  Wright Runstad & Company, a
Washington corporation
                                        Its General Partner


                                        By:  ____________________
                                             Douglas E. Norberg
                                             President




                           EXHIBIT A
                           ---------

       FORM OF ASSIGNMENT OF LESSEE'S INTEREST IN LEASE
       ------------------------------------------------


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

O'Melveny & Myers LLP
275 Battery Street
26th Floor
San Francisco, CA 94111
Attn:  Stephen A. Cowan, Esq.

--------------------------------------------------

           ASSIGNMENT OF LESSEE'S INTEREST IN LEASE
           ----------------------------------------


          This ASSIGNMENT OF LESSEE'S INTEREST IN LEASE (this
"ASSIGNMENT") is made as of ____________ ___, 199__, by WRIGHT-CARLYLE PARTNERS, a California general partnership ("ASSIGNOR"), comprised of Carlyle Real Estate Limited Partnership-IX, an Illinois limited partnership ("CARLYLE"), and Medical Office Buildings, Ltd., a Washington limited partnership ("MOB"), in favor of ______________________, a
_________________________ ("ASSIGNEE").

          For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, conveys, transfers and assigns to Assignee all of Assignor's rights, title and interest in, to and under that certain Lease, dated as of February 1, 1977, with respect to certain real property located in the County of Los Angeles, California and more particularly described in EXHIBIT A attached hereto (the "PROPERTY"), as amended by that certain First Amendment to Lease, dated as of July 16, 1979, by and between Landlord and MOB, as further amended by that certain Second Amendment of Lease, dated as of December 19, 1985, by and between Landlord and Tenant (as so amended, the "LEASE"), together with (i) any and all rights, title, estates and interests of Assignor, in and to any improvements and fixtures located on the Property, (ii) any and all rights or easements appurtenant to the Property, and (iii) any and all rights, title, estates and interests of Assignor in and to any subleases, if any, relating to the Property (the Lease and the foregoing rights, titles, estates, interests, and easements are referred to collectively herein as the "LEASEHOLD ESTATE").

          Assignor hereby covenants, warrants and represents to Assignee that (i) prior to the execution of this Assignment, Assignor has not conveyed the Leasehold Estate, or any right, title or interest therein to any person other than Assignee, and (ii) the Leasehold Estate is, as of the date hereof, free from encumbrances done, made, or suffered by Assignor, or any person claiming under Assignor.

          The execution of this Assignment has been duly authorized by Assignor's constituent partners, constitutes a legally binding obligation of Assignor, does not require the consent of any other parties, and does not violate the provisions of any agreement to which Assignor is a party.

          The provisions of this Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

          Assignee hereby confirms that Carlyle, its present and future constituent partners, their respective successors and assigns, and any persons or entities having a direct or indirect interest in Carlyle shall not have any personal liability of any kind or nature under or in connection with this Assignment. The foregoing shall not in any way affect the effectiveness of this Assignment or limit the liability of Assignor or MOB under this Assignment, regardless of whether Assignor or MOB have any direct or indirect interest in Carlyle.

          This Assignment shall not be amended except in a writing signed by both Assignor and Assignee.

          This Assignment shall be governed by and construed in accordance with the laws of the State of California.

          IN WITNESS WHEREOF, Assignor has caused its duly authorized representatives to execute this Assignment as of the date first above written.


     ASSIGNOR:           WRIGHT-CARLYLE PARTNERS, a California general
partnership

                         By:  Carlyle Real Estate Limited
Partnership-IX, an Illinois limited partnership
                              General Partner

                              By:  JMB Realty Corporation, a
Delaware corporation
                                   Its General Partner


                                   By:  _________________________
                                        Name:
                                        Title:


                         By:  Medical Office Buildings, Ltd., a
Washington limited partnership
                              General Partner

                              By:  Wright Runstad Associates Limited
Partnership, a Washington limited partnership
                                   Its General Partner

                                   By:  Wright Runstad & Company, a
Washington corporation
                                        Its General Partner



                                        By:  ____________________
                                             Name:
                                             Title:




                           EXHIBIT A
                           ---------


              LEGAL DESCRIPTION OF REAL PROPERTY
              ----------------------------------




STATE OF CALIFORNIA      )
                         )
COUNTY OF _____________)

     On ______________ ___, 199___, before me __________________________, a
Notary Public in and for said State, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.





                         __________________________________
                         Notary Public, State of California




STATE OF CALIFORNIA      )
                         )
COUNTY OF _____________)

     On ____________ ___, 1997, before me __________________________, a
Notary Public in and for said State, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.





                         __________________________________
                         Notary Public, State of California




                           EXHIBIT B
                           ---------


                 FORM OF ASSIGNMENT OF LEASES
                 ----------------------------


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

O'Melveny & Myers LLP
275 Battery Street
26th Floor
San Francisco, CA 94111
Attn:  Stephen A. Cowan, Esq.

--------------------------------------------------



     THIS ASSIGNMENT OF LEASES (this "ASSIGNMENT"), is made by WRIGHT-CARLYLE PARTNERS, a California general partnership ("ASSIGNOR"), comprised of Carlyle Real Estate Limited Partnership-IX, an Illinois limited partnership ("CARLYLE"), and Medical Office Buildings, Ltd., a Washington limited partnership ("MOB"), in favor of ____________________________, a
___________________ ("ASSIGNEE").



                           RECITALS

A. Howard S. Wright Development Co., a Washington corporation, and MOB entered into that certain Lease, dated as of February 1, 1977, as amended by that certain First Amendment to Lease, dated as of July 16, 1979, by and between The Prudential Insurance Company of America, a New Jersey corporation ("PRUDENTIAL") (the successor-in-interest to Howard S. Wright Development Co.) and MOB, as further amended by that certain Second Amendment of Lease, dated as of December 19, 1985, by and between Prudential and Assignor (the successor-in-interest to MOB), as further amended by that certain Third Amendment to Lease, dated as of October 1, 1996, by and between Prudential and Assignor (as so amended, the "LEASE").

B. Pursuant to the Lease, Prudential has granted Assignor the right to assign (the "ASSIGNMENT RIGHT") its leasehold estate in certain real property described in ATTACHMENT A attached hereto, and the improvements located thereon (the "LEASEHOLD ESTATE") to Assignee in exchange for receiving from Prudential a covenant not to sue with respect to certain obligations owed by Assignee to Prudential, all as more fully set forth in the Lease.

C. Assignor has exercised the Assignment Right pursuant to the terms of the Lease.

D. The Lease provides that in connection with exercising the Assignment Right, Assignor shall assign to Assignee certain leases.


                          ASSIGNMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, Assignor hereby makes the following assignment:

     1. ASSIGNMENT OF TENANT LEASES. Assignor hereby assigns, sets over and transfers to Assignee all of its right, title and interest in, to and under those certain leases set forth in ATTACHMENT B attached hereto and incorporated herein by this reference.

     2. MISCELLANEOUS. This Assignment shall be governed by and construed in accordance with the laws of the State of California and may not be modified or amended in any manner other than by a written agreement signed by both Assignee and Assignor.

     3.   EXCULPATION.   Assignee hereby confirms that Carlyle, its
present and future constituent partners, their respective successors and assigns, and any persons or entities having a direct or indirect interest in Carlyle shall not have any personal liability of any kind or nature under or in connection with this Assignment. The foregoing shall not in any way affect the effectiveness of this Assignment or limit the liability of Assignor or MOB under this Assignment, regardless of whether Assignor or MOB have any direct or indirect interest in Carlyle.

     4. COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, Assignor has caused its duly authorized representatives to execute this Assignment as of the date first above written.


     ASSIGNOR:           WRIGHT-CARLYLE PARTNERS, a California general
partnership

                         By:  Carlyle Real Estate Limited
Partnership-IX, an Illinois limited partnership
                              General Partner

                              By:  JMB Realty Corporation, a
Delaware corporation
                                   Its General Partner


                                   By:  _________________________
                                        Name:
                                        Title:


                         By:  Medical Office Buildings, Ltd., a
Washington limited partnership
                              General Partner

                              By:  Wright Runstad Associates Limited
Partnership, a Washington limited partnership
                                   Its General Partner

                                   By:  Wright Runstad & Company, a
Washington corporation
                                        Its General Partner


                                        By:  ____________________
                                             Name:
                                             Title:




                         ATTACHMENT A
                         ------------


                       LEGAL DESCRIPTION
                       -----------------




                         ATTACHMENT B
                         ------------


                           [LEASES]
                           --------




STATE OF CALIFORNIA      )
                         )
COUNTY OF _____________)

     On ____________ ___, 1997, before me __________________________, a
Notary Public in and for said State, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.





                         __________________________________
                         Notary Public, State of California




STATE OF CALIFORNIA      )
                         )
COUNTY OF _____________)

     On _____________ ___, 199___, before me __________________________, a
Notary Public in and for said State, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.





                         __________________________________
                         Notary Public, State of California




                           EXHIBIT C
                           ---------


                FORM OF ASSIGNMENT OF CONTRACTS
                -------------------------------


     THIS ASSIGNMENT OF CONTRACTS (this "ASSIGNMENT"), is made by WRIGHT-CARLYLE PARTNERS, a California general partnership ("ASSIGNOR"), comprised of Carlyle Real Estate Limited Partnership-IX, an Illinois limited partnership, and Medical Office Buildings, Ltd., a Washington limited partnership, in favor of _______________ __________________, a
_____________________ ("ASSIGNEE").



                           RECITALS


A. Howard S. Wright Development Co., a Washington corporation, and MOB entered into that certain Lease, dated as of February 1, 1977, as amended by that certain First Amendment to Lease, dated as of July 16, 1979, by and between The Prudential Insurance Company of America, a New Jersey corporation ("PRUDENTIAL") (the successor-in-interest to Howard S. Wright Development Co.) and MOB, as further amended by that certain Second Amendment of Lease, dated as of December 19, 1985, by and between Prudential and Assignor (the successor-in-interest to MOB), as further amended by that certain Third Amendment to Lease, dated as of October 1, 1996, by and between Prudential and Assignor (as so amended, the "LEASE").

B. Pursuant to the Lease, Prudential has granted Assignor the right to assign (the "ASSIGNMENT RIGHT") its leasehold estate in certain real property described in ATTACHMENT A attached hereto, and the improvements located thereon (the "LEASEHOLD ESTATE") to Assignee in exchange for receiving from Prudential a covenant not to sue with respect to certain obligations owed by Assignee to Prudential, all as more fully set forth in the Lease.

C. Assignor has exercised the Assignment Right pursuant to the terms of the Lease.

D. The Lease provides that in connection with exercising the Assignment Right, Assignor shall assign to Assignee certain agreements.

                          ASSIGNMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, Assignor hereby makes the following assignment:


     1. ASSIGNMENT OF EQUIPMENT LEASES AND COMMISSION AGREEMENTS. Assignor hereby assigns, sets over and transfers to Assignee, and Assignee assumes, all of Assignor's rights, obligations, title, and interest in, to and under (a) all service, supply, maintenance, utility and commission agreements, and all equipment leases, described in ATTACHMENT A attached hereto and incorporated herein by this reference, (b) all assignable warranties and guaranties relating to the Leasehold Estate and that remain in effect on the date hereof, and (c) all assignable licenses, permits and other written authorizations necessary for the use, operation or ownership of the Property.

     2. MISCELLANEOUS. This Assignment shall be governed by and construed in accordance with the laws of the State of California and may not be modified or amended in any manner other than by a written agreement signed by both Assignor and Assignee.

     3. COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

     4. EXCULPATION. Assignee hereby confirms that Carlyle, its present and future constituent partners, their respective successors and assigns, and any persons or entities having a direct or indirect interest in Carlyle shall not have any personal liability of any kind or nature under or in connection with this Assignment. The foregoing shall not in any way affect the effectiveness of this Assignment or limit the liability of Assignor or MOB under this Assignment, regardless of whether Assignor or MOB have any direct or indirect interest in Carlyle.

          IN WITNESS WHEREOF, Assignor has caused its duly authorized representatives to execute this Assignment as of the date first above written.


     ASSIGNOR:           WRIGHT-CARLYLE PARTNERS, a California general
partnership

                         By:  Carlyle Real Estate Limited
Partnership-IX, an Illinois limited partnership
                              General Partner

                              By:  JMB Realty Corporation, a
Delaware corporation
                                   Its General Partner


                                   By:  _________________________
                                        Name:
                                        Title:


                         By:  Medical Office Buildings, Ltd., a
Washington limited partnership
                              General Partner

                              By:  Wright Runstad Associates Limited
Partnership, a Washington limited partnership
                                   Its General Partner

                                   By:  Wright Runstad & Company, a
Washington corporation
                                        Its General Partner


                                        By:  ____________________
                                             Name:
                                             Title:




                         ATTACHMENT A
                         ------------


                      [LIST OF CONTRACTS]
                      -------------------




                           EXHIBIT D
                           ---------


                     FORM OF BILL OF SALE
                     --------------------


     THIS BILL OF SALE (this "BILL OF SALE"), is made by WRIGHT-CARLYLE PARTNERS, a California general partnership ("SELLER"), comprised of Carlyle Real Estate Limited Partnership-IX, an Illinois limited partnership ("CARLYLE"), and Medical Office Buildings, Ltd., a Washington limited partnership, in favor of ___________________ ________________, a
_____________________ ("BUYER").


                           RECITALS

A. Howard S. Wright Development Co., a Washington corporation, and MOB entered into that certain Lease, dated as of February 1, 1977, as amended by that certain First Amendment to Lease, dated as of July 16, 1979, by and between The Prudential Insurance Company of America, a New Jersey corporation ("PRUDENTIAL") (the successor-in-interest to Howard S. Wright Development Co.) and MOB, as further amended by that certain Second Amendment of Lease, dated as of December 19, 1985, by and between Prudential and Seller (the successor-in-interest to MOB), as further amended by that certain Third Amendment to Lease, dated as of October 1, 1996, by and between Prudential and Seller (as so amended, the "LEASE").

B. Pursuant to the Lease, Prudential has granted Seller the right to assign (the "ASSIGNMENT RIGHT") its leasehold estate in certain real property described in ATTACHMENT A attached hereto, and the improvements located thereon (the "LEASEHOLD ESTATE") to Buyer in exchange for receiving from Prudential a covenant not to sue with respect to certain obligations owed by Buyer to Prudential, all as more fully set forth in the Lease.

C. Seller has exercised the Assignment Right pursuant to the terms of the Lease.

D. The Lease provides that in connection with exercising the Assignment Right, Seller shall convey to Buyer all of its right, title and interest to all of the tangible personal property owned by Seller located on the Real Property, and used in the ownership, operation and maintenance of the Real Property, including the improvements constructed thereon, and all books, records and files relating solely to the Real Property (herein collectively called the "PERSONAL PROPERTY").




                          CONVEYANCE

     NOW, THEREFORE, in consideration of the receipt of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid in hand by Buyer to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller has GRANTED, CONVEYED, SOLD, TRANSFERRED, SET OVER and DELIVERED and by these presents does hereby GRANT, SELL, TRANSFER, SET OVER and DELIVER to Buyer, its legal representatives, successors and assigns, all of its right, title and interest in and to all the Personal Property, to have and to hold, all and singular, the Personal Property unto Buyer forever.

          Buyer hereby confirms that Carlyle, its present and future constituent partners, their respective successors and assigns, and any persons or entities having a direct or indirect interest in Carlyle shall not have any personal liability of any kind or nature under or in connection with this Bill of Sale. The foregoing shall not in any way affect the effectiveness of this Bill of Sale or limit the liability of Seller or MOB under this Bill of Sale, regardless of whether Seller or MOB have any direct or indirect interest in Carlyle.



          IN WITNESS WHEREOF, Seller has caused its duly authorized representatives to execute this Bill of Sale as of the date first above written.


     SELLER:             WRIGHT-CARLYLE PARTNERS, a California general
partnership

                         By:  Carlyle Real Estate Limited
Partnership-IX, an Illinois limited partnership
                              General Partner

                              By:  JMB Realty Corporation, a
Delaware corporation
                                   Its General Partner


                                   By:  _________________________
                                        Name:
                                        Title:


                         By:  Medical Office Buildings, Ltd., a
Washington limited partnership
                              General Partner

                              By:  Wright Runstad Associates Limited
Partnership, a Washington limited partnership
                                   Its General Partner

                                   By:  Wright Runstad & Company, a
Washington corporation
                                        Its General Partner


                                        By:  ____________________
                                             Name:
                                             Title:




                         ATTACHMENT A
                         ------------


                      [LEGAL DESCRIPTION]
                      -------------------




                           EXHIBIT E
                           ---------


                     PERMITTED EXCEPTIONS
                     --------------------




                           EXHIBIT F
                           ---------


                        APPROVED LEASES
                        ---------------





                           EXHIBIT G
                           ---------


              ANNUAL EFFECTIVE NET RENT AGREEMENT
              -----------------------------------

October 1, 1996

Wright-Carlyle Partners
c/o Mr. H. Jon Runstad
1201 Third Avenue, Suite 2000
Seattle, Washington 98101

Re:  Cedars-Sinai Medical Office Complex
     Assignment of Lessor's Interest in Leases

Dear Jon:

Pursuant to Section 3, "NEGATIVE COVENANTS" of that certain Assignment of Lessor's Interest in Leases dated January 15, 1991 (as amended, the "Assignment") by and between Wright-Carlyle Partners ("W/C"), and Prudential Insurance Company of America ("Prudential"), Prudential's consent will not be required for entering into, renewing or amending any Leases (i) that have a base term greater than three (3) years and less than ten (10) years, (ii) that cover less than 10,000 aggregate square feet,
(iii) that are in the standard form of office lease previously approved by Assignee, with no material changes, and (iv) that provide for a rental rate not less than the "Annual Net Effective Rent". Section 3 of the Assignment further provides that the Annual Net Effective Rent is to be agreed in writing between Prudential and W/C. All capitalized terms used in this letter and not defined will have the meanings ascribed to such terms in the Assignment.

Pursuant to the provisions of said Section 3, Prudential hereby proposes that the Annual Net Effective Rent be set at the following rates for the respective calendar years outlined below:

               Calendar                 Annual Net
                 Year                 Effective Rent
               --------            -------------------

                 1996                     $27.00
                 1997                     $27.00

"Annual Net Effective Rent" is defined to be on a net rentable square footage basis and will be calculated by taking the annual base rent specified in the relevant lease (exclusive of operating expenses and real estate tax pass-throughs paid by the tenant under the lease) and subtracting from the annual base rent (A) any operating expenses or real estate taxes paid by Assignor for the benefit of the tenant (e.g. expense stops), and (B) any free rent given to the tenant (free rent will be calculated on a net rentable square footage basis and will be amortized over the term of the lease).

For example, if the annual base rent is $45.00 per net rentable square foot and the annual expense stops for operating expenses and real estate taxes are $10.00 and $1.50 per net rentable square foot respectively, the Annual Net Effective Rent would be $33.50 net rentable square foot ($33.50 = $45.00 - $10.00 - $1.50).




If you are in agreement with the terms contained herein, please execute this letter in the space provided below.

Sincerely,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


By:  _____________________________
     Richard Pulido
     Vice President


Accepted and agreed to as of October 1, 1996:

WRIGHT-CARLYLE PARTNERS,
a California General Partnership

By:  Medical Office Buildings, Ltd.,
     a Washington limited partnership,
     General Partner

     By:  Wright Runstad Associates Limited Partnership,
          a Washington limited partnership
          General Partner

          By:  Wright Runstad & Company
               a Washington limited corporation
               General Partner


               By:  ___________________________
                    H. Jon Runstad
                    President

By:  Carlyle Real Estate Limited Partnership-IX
     an Illinois limited partnership
     General Partner

     By:  JMB Realty Corporation, a
          Delaware corporation
          General Partner


          By:  ____________________________
               Julie A. Strocchia
               Vice President




                           EXHIBIT H
                           ---------

                  FORM OF LIABILITY AGREEMENT
                  ---------------------------



          THIS LIABILITY AGREEMENT (this "AGREEMENT") is made as of _____________ ___, 19___, by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("PRUDENTIAL"), and WRIGHT-CARLYLE PARTNERS, a California general partnership ("WCP"), comprised of Carlyle Real Estate Limited Partnership-IX, an Illinois limited partnership ("CARLYLE"), and Medical Office Buildings, Ltd., a Washington limited partnership ("MOB").


                           RECITALS

A. Howard S. Wright Development Co., a Washington corporation, and MOB entered into that certain Lease, dated as of February 1, 1977, as amended by that certain First Amendment to Lease, dated as of July 16, 1979, by and between The Prudential Insurance Company of America, a New Jersey corporation ("PRUDENTIAL") (the successor-in-interest to Howard S. Wright Development Co.) and MOB, as further amended by that certain Second Amendment of Lease, dated as of December 19, 1985, by and between Prudential and WCP (the successor-in-interest to MOB), as further amended by that certain Third Amendment to Lease, dated as of October 1, 1996, by and between Prudential and WCP (as so amended, the "LEASE"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Lease.

B. The interests of WCP in the Leasehold Estate (as defined below) are encumbered by that certain Deed of Trust, dated as of January 15, 1991, and recorded in the Official Records of Los Angeles County (the "OFFICIAL RECORDS") on January 15, 1991, as Instrument No. 91-63945, as amended by that certain First Amendment to Deed of Trust, dated as of January 24, 1996, and recorded in the Official Records on January 25, 1996, as Instrument No. 96-146121, as further amended by that certain Second Amendment to Deed of Trust, dated as of October 1, 1996 (as so amended, the "DEED OF TRUST"), which secures repayment of that certain loan ("LOAN") evidenced by that certain Note Secured by Deed of Trust, dated as of January 15, 1991, made by WCP in favor of Prudential, in the original principal amount of Eighty-Six Million Dollars ($86,000,000), as amended by that certain First Amendment to Loan Documents, dated as of January 24, 1996, as further amended by that certain Second Amendment to Loan Documents, dated as of October 1, 1996 (as so amended, the "NOTE"). The Deed of Trust and the Note as well as the other documents evidencing or securing the Loan, as amended to date, are collectively referred to as the "LOAN DOCUMENTS".

C. Under the terms of the Lease, Prudential granted WCP the right to assign (the "ASSIGNMENT RIGHT") all of WCP's rights and interest under the Lease, including, without limitation, all improvements constructed on the Land (collectively, the "LEASEHOLD ESTATE") to an entity to be designated by Prudential ("ASSIGNEE"), in exchange for receiving from Prudential a covenant not to sue WCP with respect to WCP's obligations under the Lease or the Loan Documents.

D. WCP has exercised the Assignment Right pursuant to the terms of the Lease.



                           AGREEMENT


          NOW, THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the parties agrees as follows:

          1. COVENANT NOT TO SUE BY PRUDENTIAL. Notwithstanding anything to the contrary contained in the Lease or the Loan Documents, Prudential, on behalf of itself and its successors and assigns, and all persons claiming by under or through it, does hereby absolutely and irrevocably covenant not to make any claim or pursue any right or remedy against any one or more of WCP, and its direct and indirect partners, and their respective partners, trustees, beneficiaries, officers, shareholders, directors, agents, servants, contractors, employees, associated or affiliated corporations, partnerships, and limited liability companies and predecessors-in-interest (collectively, the "WCP PARTIES") for any claims, rights, demands, actions, suits, causes of action, damages, counterclaims, defenses, losses, cots, obligations, liabilities and expenses of every kind or nature, known or unknown, suspected or unsuspected, fixed or contingent, foreseen or unforeseen, arising out of or relating directly or indirectly to any circumstances or state of facts pertaining to the Lease, any other documents evidencing the Lease (the "LEASE DOCUMENTS"), the Leasehold Estate, the Land or the Loan Documents, or any nonperformance of any agreement or obligation related thereto, or any statements, representations, acts or omissions, by any of the Borrower Parties in any way connected with, relating to or affecting, directly or indirectly, the Lease Documents or the Land or the Loan Documents or any security provided thereunder.

          2. NO RELEASE BY PRUDENTIAL. The parties agree that this Agreement shall not constitute a release of WCP's obligations under the Loan Documents.

          3. RELEASE BY WCP. Notwithstanding anything to the contrary contained in the Lease or the Loan Documents, WCP, on behalf of itself and its successors and assigns, and all persons claiming by under or through it, does hereby release Prudential, its partners, trustees, beneficiaries, officers, shareholders, directors, agents, servants, contractors, employees, associated or affiliated corporations, partnerships, and limited liability companies and predecessors-in-interest (collectively, the "PRUDENTIAL PARTIES") from any claims, rights, demands, actions, suits, causes of action, damages, counterclaims, defenses, losses, cots, obligations, liabilities and expenses of every kind or nature, known or unknown, suspected or unsuspected, fixed or contingent, foreseen or unforeseen, arising out of or relating directly or indirectly to any circumstances or state of facts pertaining to the Lease, the Lease Documents, the Leasehold Estate, the Land or the Loan Documents, or any nonperformance of any agreement or obligation related thereto, or any statements, representations, acts or omissions, by any of the Prudential Parties in any way connected with, relating to or affecting, directly or indirectly, the Lease Documents or the Land or the Loan Documents or any security provided thereunder.

          4. NO ASSUMPTION. WCP, on behalf of itself and its constituent partners, agrees that neither this Agreement nor any of the documents executed by WCP in connection with the Assignment shall constitute an assumption by either ASSIGNEE] or Prudential of the obligations of either WCP or its constituent partners under the Lease or the Loan Documents.

          5. ADVICE OF COUNSEL. Each party hereto agrees, represents and warrants that it has had the advice of counsel of its own choosing in the negotiation and preparation of this Agreement, that it has read the provisions of this Agreement, and that it is fully aware of its contents and legal effect.

          6. EXCULPATION. Prudential hereby confirms that Carlyle, its present and future constituent partners, their respective successors and assigns, and any persons or entities having a direct or indirect interest in Carlyle shall not have any personal liability of any kind or nature under or in connection with this Agreement. The foregoing shall not in any way affect the effectiveness of this Agreement or limit the liability of WCP or MOB under this Agreement, regardless of whether WCP or MOB have any direct or indirect interest in Carlyle.

          7. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which, together, shall constitute one document.

          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

                         PRUDENTIAL:

                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
a New Jersey corporation


                         By:  ___________________________________
                              Name:
                              Title:

                         WCP:

                         WRIGHT-CARLYLE PARTNERS, a California general
partnership

                         By:  Carlyle Real Estate Limited
Partnership-IX, an Illinois limited partnership
                              General Partner

                              By:  JMB Realty Corporation, a
Delaware corporation
                                   Its General Partner


                                   By:  _________________________
                                        Name:
                                        Title:

                         By:  Medical Office Buildings, Ltd., a
Washington limited partnership
                              General Partner

                              By:  Wright Runstad Associates Limited
Partnership, a Washington limited partnership
                                   Its General Partner

                                   By:  Wright Runstad & Company, a
Washington corporation
                                        Its General Partner


                                        By:  ____________________
                                             Name:
                                             Title: